Exhibit 99.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 15, 2007, is by and among THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation (the “Borrower”), those Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages hereto (individually a “Guarantor” and collectively the “Guarantors”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (defined below) under the Credit Agreement (defined below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 27, 2006 (as previously amended or modified and as further amended, modified, supplemented, or restated from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby);

WHEREAS, the Credit Parties have requested the written consent of all Lenders to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1          New Definition.  The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” shall mean February 15 , 2007.

1.2          Replacement Definition.  The following definition set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Percentage” shall mean (a) for Term Loans that are Alternate Base Rate Loans, 1.00% and (b) for Term Loans that are LIBOR Rate Loans, 2.00%.

1.3          Amendment to Section 2.4(c).  Section 2.4(c) of the Credit Agreement is hereby amended to be Section 2.4(d) and the following new Section 2.4 (c) shall be inserted in its place:

(c)           Call Protection.    Notwithstanding the foregoing, for any voluntary or mandatory prepayment of all, but not less than all, of the outstanding Term Loans made prior to the one year anniversary of the First Amendment Effective Date with the proceeds of a new institutional term loan (including a new term loan under this Credit Agreement) entered into for the primary purpose of benefiting from an applicable percentage that is less than the Applicable Percentage for the Term Loan as of the First Amendment Effective Date may only be made if each Lender is paid a prepayment premium of 1.0% of the principal amount of such Lender’s portion of the Term Loan.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1          Closing Conditions.

This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)           Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Administrative Agent.

(b)           Executed Consents.  The Administrative Agent shall have received executed consents, in the form of Exhibit A attached hereto, from all of the Lenders, in each case authorizing the Administrative Agent to enter into this Amendment on their behalf.

(c)           No Default.  No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

(d)           Fees.  The Borrower agrees to pay all fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of Moore & Van Allen PLLC

ARTICLE III

MISCELLANEOUS

3.1          Amended Terms.  All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2          Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows as of the date hereof, after giving effect to this Amendment:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s valid and legally binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

3.3          Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.

3.4          Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5          Entirety.  This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.6          Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.7          General Release.  In consideration of the Lenders entering into this Amendment, the Credit Parties hereby release each of the Administrative Agent, the Lenders, and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence or willful misconduct.

3.8          GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.9          Consent to Jurisdiction and Service of Process; Waivers of Jury Trial and Consequential Damages.  The jurisdiction, service of process and waivers of jury trial and consequential damages provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the Borrower, the Guarantors and the Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	/s/THE PEP BOYS - MANNY, MOE & JACK

GUARANTORS:	/s/ THE PEP BOYS - MANNY, MOE & JACK OF CALIFORNIA
/s/ PEP BOYS - MANNY, MOE & JACK OF DELAWARE, INC.
/s/ PEP BOYS - MANNY, MOE & JACK OF PUERTO RICO, INC.
/s/ CARRUS SUPPLY CORPORATION
/s/ PBY CORPORATION

ADMINISTRATIVE AGENT	/s/ WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender